Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Vanity Holding Group, Inc. (the “Company”) on Form 10- KSB/A for the period ended December 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Y. Moskowitz, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 27, 2008	By:	/s/ Steven Y. Moskowitz Steven Y. Moskowitz
Principal Executive Officer, Principal Accounting Officer Chief Executive Officer, President, Director and Principal Accounting Officer